Powering Growth, Delivering Value Investor Meetings | May 27-28, 2015 POWERING GROWTH DELIVERING VALUE

Powering Growth, Delivering Value2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation or regulation, including those relating to environmental requirements, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, particularly in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental and other concerns surrounding coal-fired generation; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2014 which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

Powering Growth, Delivering Value3 0% 5% 10% 15% 20% 25% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Industrial ARIZONA ECONOMIC INDICATORS Nonresidential Building Vacancy – Metro Phoenix Single Family & Multifamily Housing Permits Maricopa County Home Prices – Metro Phoenix Value Relative to Jan ‘05 50 75 100 125 150 175 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Vacancy Rate Office Retail Job Growth (Total Nonfarm) - Arizona (10.0)% (5.0)% 0.0% 5.0% 10.0% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 YoY Change E Q1Jan 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 '07 '08 '09 '10 '11 '12 '13 '14 '15 Single Family Multifamily Q1

Powering Growth, Delivering Value4 2015 2016 2017 RETAIL SALES GROWTH (WEATHER-NORMALIZED) YoY Retail Sales Before Customer Programs Energy Efficiency & Customer Conservation Distributed Generation • Weather-normalized retail sales growth on average about 0.5-1.5% for 2015- 2017 after impacts of energy efficiency, customer conservation and distributed renewable generation initiatives (excluding Lost Fixed Cost Recovery) Distributed Generation (DG) Impact • DG makes up 0.5% (or less) of the negative impact to retail sales growth as shown in the chart; equates to approximately 60 GWh out of our total retail sales of over 28,000 GWh • Average residential rooftop solar system produces 10,000 – 12,000 KWh per year (average metro-Phoenix customer’s usage is nearly 15,000 KWh)

Powering Growth, Delivering Value5 KEY DATES FOR RATE DESIGN 2012 2013 2014 2015 • APS proposed stakeholder conference to explore net metering • Spring: Conducted series of Technical Workshops on Net Metering • July: 2014 RES filing • November: ACC decision on net metering; recognized cost shift and implemented $0.70 per watt charge effective January 1, 2014 • Mar–Aug: Innovations and Tech Development Workshop Series • April 15: Initial quarterly filing on rooftop solar installations • May/June: Value and Cost of Dist. Gen. Workshop Series • Aug. 12: ACC voted to lift decision to require a rate case filing in 2015 • Fall: Ongoing discussions on rate design process • Time of Use rates initiated - Nearly half of our residential customers are on TOU rates • Residential demand rates started due to central air conditioning load (currently about 10% of customers have a rate with a demand charge) Early 1980’s • April 2: Grid Access Charge filing request with ACC to increase charge for future solar customers to $3.00 per kW from $0.70 per kW, per month • Rate design discussions and rate case or another proceeding 2015+

Powering Growth, Delivering Value6 Rate Design Principles 1. Customer-focused 2. Forward-Thinking 3. Affordable & Fair Rate Design Modernization Steps: • Grid Access Charge filing on April 2, 2015 – Interim solution – Seeking increase to $3.00/kw (or about $21/month) from $0.70/kw* – Solar customers also have option to enroll in an existing rate plan, that includes TOU rates and a demand charge – Requesting effective date of August 1, 2015 – Current rooftop solar customers would be grandfathered under existing agreements • Other modifications to be discussed in a rate case or another proceeding – Align TOU or peak vs. off-peak rates more closely with wholesale rates – Align peak rate times with load peak – Broaden use of demand charges GRID ACCESS CHARGE REQUEST IS NEXT STEP IN MODERNIZING RATE DESIGN Fixed Costs 69% Variable Costs 31% Costs – APS Residential Classes (2010) Fixed Charge Revenue 10% Variable Charge Revenue 90% Revenue – APS Residential Classes (2010) Rate design changes needed to align fixed costs and revenue * In Decision No. 74202, Arizona Corporation Commission found that an interim charge of $3.00 per kW per month is reasonable for new DG customers, although the Commission set the initial charge at $0.70 per kW. TOU = Time of Use

Powering Growth, Delivering Value7 RESOURCE PLANNING* 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2014 2017 2020 2023 2026 2029 Existing Owned Resources Existing Contracts Resource Planning Requirement Load Requirement Including Reserves MW 20.1% 35.3% 27.7% 9.5% 7.5% 17.0% 2014 Gas Coal Nuclear RE + DE EE Composition of Energy Mix by Resource* Note: RE = Renewable Energy; DE = Distributed Energy; EE = Energy Efficiency 35.0% 16.9% 18.1% 14.7% 15.3% *Data shown is based on the Integrated Resource Plan Supplement filed September 17, 2014. 2029

Powering Growth, Delivering Value8 $289 $322 $397 $457 $24 $35 $181 $173 $63 $87 $1 $2 $192 $207 $101 $191 $242 $323 $316 $439 $73 $82 $68 $70 2014 2015 2016 2017 CAPITAL EXPENDITURES 70% of capital expenditures are recovered through rate adjustors (30%) and depreciation cash flow (40%) ($ Millions) $883 $1,056 $1,064 Other Distribution Transmission Renewable Generation Environmental Traditional Generation Projected $1,332 • The table does not include capital expenditures related to El Paso's 7% interest in Four Corners Units 4 and 5 of $2 million in 2015, $24 million in 2016 and $24 million in 2017. • 2015 – 2017 as disclosed in First Quarter 2015 Form 10-Q.

Powering Growth, Delivering Value9 RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business $5.9 $7.8 $1.4 $2.0 2014 2015 2016 2017 2018 APS Rate Base Growth Year-End ACC FERC $7.0 Billion Total Approved Rate Base Projected Most Recent Rate Decisions ACC FERC Rate Effective Date 7/1/2012 6/1/2014 Test Year Ended 12/31/2010* 12/31/2013 Rate Base $5.7B $1.3B Equity Layer 54% 58% Allowed ROE 10.00% 10.75% *Adjusted to include post test-year plant in service through 3/31/2012 83% 17% Generation & Distribution Transmission Rate base $ in billions, rounded

Powering Growth, Delivering Value10 BRIGHT CANYON ENERGY – TRANSMISSION GROWTH DELANEY COLORADO RIVER TRANSMISSION LINE New 500kV line between the planned Delaney substation near Palo Verde Nuclear Generating Station in Arizona and the Colorado River substation, located just west of Blythe, California In July 2014, California ISO Board approved DCR and is working through selection process; decision expected summer 2015 TRANSCANYON A 50/50 Joint Venture formed with BHE U.S. Transmission, subsidiary of Berkshire Hathaway Energy, to pursue transmission opportunities in the western United States BRIGHT CANYON ENERGY Pinnacle West subsidiary formed to pursue new growth opportunities DCR Transmission Line WECC

Powering Growth, Delivering Value11 Benchmark peers and determine gaps Develop Long- term business plan and annual targets Quarterly measurement and discussion to drive accountability SUSTAINABLE COST MANAGEMENT INGRAINED IN BUSINESS PLANNING FRAMEWORK Results to Date: • Reduction of 300+ positions • Palo Verde Unit Production Cost reduced from 2.2¢ to 2.0¢ per kWh • Fossil Generation shifted to fleetwide model in 2010 to streamline costs • Annual Supply savings of $30 million • Realigned corporate resource model • Documented nearly 1,000 policies, processes and procedures documented and completed over 150 process improvements Linked through Tiered Metrics Enterprise Process Improvement is current phase of Sustainable Cost Management -- a standardized, systematic approach to determining how to do our work better including documentation, driven by retiring workforce and need to control costs

Powering Growth, Delivering Value12 OPERATIONS & MAINTENANCE OUTLOOK Targeting to be top quartile in peer benchmarking for staffing $749 $754 $761 $788 $805 $121 $150 $124 $137 $103 $115 2010 2011 2012 2013 2014 2015E PNW Consolidated RES/DSM* *Renewable energy and demand side management expenses are offset by revenue adjustors. $795 - $815 ($ Millions) 2015+ Outlook • Goal is to keep O&M per kWh flat • Complete documentation of over 1,800 policies, processes and procedures, including more than 275 process improvements to drive additional efficiencies • Execute targeted initiatives to address specific gaps and inefficiencies

Powering Growth, Delivering Value13 0% 1% 2% 3% 4% 5% 6% 30% 50% 70% 90% $2.10 $2.18 $2.27 $2.38 2011 2012 2013 2014 2015 2016 Dividend Growth Goal Indicated Annual Dividend Rate at Year-End DIVIDEND GROWTH Pinnacle West’s annual dividend is $2.38 per share; targeting ~5% annual dividend growth Projected Yield as of May 15, 2015 Payout 12 Months Ended March 31, 2015 Dividend Yield Dividend Payout PNW Industry Averages Future dividends subject to declaration at Board of Directors’ discretion

Powering Growth, Delivering Value14 2015 KEY DATES Other Key Dates Docket # Q1 Q2 Q3 Q4 Arizona State Legislature n/a In Session Jan 12 – Apr 3 (Adjourned) Delaney Colorado River Transmission Line (California ISO) n/a Jan: Bidders posted Summer: Cal ISO selects winning bid ACC Key Dates Docket # Q1 Q2 Q3 Q4 Key Recurring Regulatory Filings Lost Fixed Cost Recovery E-01345A-11-0224 Jan 15 Net Metering – Quarterly Installation Filings E-01345A-13-0248 Jan 15 Apr 15 Jul 15 Oct 15 Transmission Cost Adjustor E-01345A-11-0224 May 15 Renewable Energy Surcharge TBD Jul 1 2014 Integrated Resource Plan (Biennial) and Cholla Unit 2 Retirement Proposal E-00000V-13-0070 Apr 14: ACC Review Ocotillo Modernization Project L-00000D-14-0292-00169 Jan – Q2: RFP Grid Access Charge Filing E-01345A-13-0248 Apr 2 Inquiry into Solar DG business models and practices (Generic Docket) E-00000J-14-0415 ACC to outline next steps ACC Open Meetings - ACC Open Meetings Held Monthly

Powering Growth, Delivering Value APPENDIX

Powering Growth, Delivering Value16 ARIZONA CORPORATION COMMISSION * Term limited - elected to four-year terms (limited to two consecutive) Bob Stump (R)* Tom Forese (R) Doug Little (R) Terms to January 2019Terms to January 2017 Susan Bitter Smith (R) Chairman Bob Burns (R)

Powering Growth, Delivering Value17 • Benefits: – Maintains system reliability through retirement of aging steam units – Replacement units meet need for increased portfolio responsiveness – Aids integration of renewables • Estimated project cost of $500M (2015 – 2019) • Expected timeline: – Early 2016: Planned start of construction – 2019: Project completion OCOTILLO POWER PLANT (TEMPE, AZ) Ocotillo modernization project will maintain valley grid reliability and increase APS’s generating capacity by 290 MW Site Capacity (MW) Current Future (2) Westinghouse 110 MW steam units - constructed 1960 220 Retire (2) Westinghouse 55 MW combustion turbines - constructed 1972/73 110 110 Install (2) GE 102 MW combustion turbines 0 204 Install 3 combustion turbines 0 306 Total 330 620 Net site capacity increased by 290 MW

Powering Growth, Delivering Value18 • APS owns 970 MW (63% of Four Corners generating capacity) and is the plant’s sole operator – Four Corners-specific revenue requirement ($57.1 million) rates effective January 1, 2015 (docket 11-0224) • APS notified EPA that the Four Corners participants selected the BART alternative requiring APS to retire Units 1-3 by January 1, 2014 and install and operate Selective Catalytic Reduction (“SCR”) control technology on Units 4-5 by July 31, 2018 – EPA permitting process is in underway; construction expected to begin by early 2016 after approval of final EPA permit – Estimated environmental compliance: Approximately $400 million, primarily in 2016-2017 • In February 2015, APS and El Paso Electric entered into an asset purchase agreement for the purchase of El Paso’s 7% interest in each of Units 4 and 5 – Completion of the purchase is subject to receipt of certain regulatory approval expected to occur in July 2016 – Navajo Transitional Energy Company will have an option to purchase the 7% interest FOUR CORNERS POWER PLANT

Powering Growth, Delivering Value19 • 10-Year Transmission Plan filed January 2015 (115 kV and above) – 275 miles of new lines – Includes Hassayampa-North Gila (HANG2) • ~110 miles; 500kV • Construction started March 2013 • Estimated in-service mid 2015 • Also includes other planned lines – Palm Valley-TS2-Trilby Wash 230kV (2015) – Delaney-Palo Verde 500kV (2016) – Delaney-Sun Valley 500kV (2016) – Sun Valley-Trilby Wash 230kV (2016) – Morgan-Sun Valley 500kV (2018) • Projects to deliver renewable energy approved by ACC • Transmission investment diversifies regulatory risk – Constructive regulatory treatment – FERC formula rates and retail adjustor APS TRANSMISSION Strategic transmission investment is essential to maintain reliability and deliver diversified resources to customers Legend Planned lines Existing lines Solar potential area Wind potential area Phoenix Flagstaff Tucson

Powering Growth, Delivering Value20 As of March 31, 2015, more than 31,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, equivalent to over 200 MW. *Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the above chart. 880 971 546 865 250 531 364 745 346 882 452 638 729 654 805 61 92 33 67 28 96 33 60 83 28 39 44 61 64 82 0 200 400 600 800 1,000 1,200 14-Jan 15-Jan2 14-Feb 15-Feb 14-Mar2 15-Mar 14-Apr3 15-Apr 14-May3 15-May Column2 14-Jun3 15-Jun 14-Jul3 15-Jul 14-Aug3 15-Aug Column3 14-Sep3 15-Sep Column4 14-Oct3 15-Oct Column5 14-Nov3 15-Nov Column6 14-Dec3 15-Dec RESIDENTIAL PV APPLICATIONS 2014 Applications* 2014 Canceled Apps J n eb ar Apr M y Ju Jul Au S Oct No De 2015 Applications* 2015 Canceled Apps

Powering Growth, Delivering Value21 APS SOLAR PARTNERS PROGRAM • APS to implement 10 MW of APS-owned residential rooftop solar − On December 19, 2014, ACC voted that it had no objection to APS implementing the program − Equates to approximately 1,500 customers − Will be filed for recovery in next general rate case − 2 MW (of the 10 MW) will only de deployed if coupled with distributed storage • Benefits: − Provides an alternative for those who cannot afford solar or do not want a lease − Study system benefits (i.e. west or SW oriented panels, advanced inverters, etc.) − Participating customers receive monthly credit on their bill through the 20-year life − Support and partner with Arizona solar installers • APS has track record through the Flagstaff Community Power Project − Launched in 2010 − 1.5 MW of distributed energy from solar panels owned by APS, spread across: • 125 residential rooftops • Schools • Neighborhood-scale solar power plant • TBD

Powering Growth, Delivering Value22 • Customers with rooftop solar systems do not pay for all of the electric services they use (i.e. rooftop customers still need support from the grid 24 hours a day) • These unpaid costs are then paid, through higher rates, by non-rooftop solar customers • The issue will get bigger over time as applications and installs continue to increase NET METERING Rooftop solar customers still use the grid 24 hours a day TYPICAL GRID INTERACTION FOR ROOFTOP SOLAR

Powering Growth, Delivering Value23 EMERGING TECHNOLOGIES RELY ON THE GRID All of these technologies are part of an integrated grid Electric Vehicles Battery Storage Fuel Cells Home Energy Management Microgrids Rooftop Solar Electrical System

Powering Growth, Delivering Value24 • Cumulative savings from energy efficiency programs must be equivalent to 22% of annual retail sales by 2020 • Annual milestones in place to measure progress toward cumulative 2020 goal – 9.5% by 2015 – 22% by 2020 ARIZONA’S RENEWABLE RESOURCE AND ENERGY EFFICIENCY STANDARDS • Portion of retail sales to be supplied by renewable resources – 5% by 2015* – 15% by 2025 • Distributed energy component – 30% of total requirement Energy Efficiency RequirementsRenewable Energy (RES) Requirements APS on track to double 2015 requirement* APS on track to meet target * In APS’s 2009 retail rate case settlement agreement, APS committed to have 1,700 GWh of new renewable resources in service by year-end 2015 in addition to its 2008 renewable resource commitments.

Powering Growth, Delivering Value25 Mechanism Adopted / Last Adjusted Description Power Supply Adjustor (“PSA”) April 2005 / February 2015 • Recovers variance between actual fuel and purchased power costs and base fuel rate • Includes forward-looking, historical and transition components Renewable Energy Surcharge (“RES”) May 2008 / January 2015 • Recovers costs related to renewable initiatives • Collects projected dollars to meet RES targets • Provides incentives to customers to install distributed renewable energy Demand-Side Management Adjustment Clause (“DSMAC”) April 2005 / March 2015 • Recovers costs related to energy efficiency and DSM programs above $10 million in base rates • Provides performance incentive to APS for net benefits achieved • Provides conservation education, rebates and other incentives to participating customers Environmental Improvement Surcharge (“EIS”) July 2007 / April 2015 • Allows recovery of certain carrying costs for government-mandated environmental capital projects • Capped at $5 million annually Transmission Cost Adjustor (“TCA”) April 2005 / June 2014 • Recovers FERC-approved transmission costs related to retail customers • Resets annually as result of FERC Formula Rate process (see below) FERC Formula Rates 2008 / June 2014 • Recovers transmission costs based on historical costs per FERC Form 1 and certain projected data Lost Fixed Cost Recovery (“LFCR”) July 2012 / March 2015 • Mitigates loss of portion of fixed costs related to ACC-approved energy efficiency and distributed renewable generation programs REGULATORY MECHANISMS We have achieved a more supportive regulatory structure and improvements in cost recovery timing

Powering Growth, Delivering Value26 CREDIT RATINGS APS Parent Corporate Credit Ratings Moody’s A3 Baa1 S&P A- A- Fitch BBB+ BBB+ Senior Unsecured Moody’s A3 - S&P A- - Fitch A- - Outlook Moody’s Positive Positive S&P Stable Stable Fitch Positive Positive We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. Investment Grade Credit Ratings

Powering Growth, Delivering Value27 2010 2011 2012 2013 2014 APS FFO / Debt 23.7% 23.6% 27.7% 31.5% 26.6% FFO / Interest 3.3x 4.2x 4.8x 5.6X 5.8x Debt / Capitalization 52.6% 52.9% 50.7% 47.7% 46.3% Pinnacle West FFO / Debt 22.3% 23.0% 26.7% 29.8% 23.6% FFO / Interest 3.1x 3.8x 4.4x 4.9X 5.6x Debt / Capitalization 54.6% 54.4% 52.1% 49.1% 47.7% S&P CREDIT METRICS Key credit metrics remain strong Source: Standard & Poor’s

Powering Growth, Delivering Value28 FINANCING $300 $250 $500 $250 $125 $- $100 $200 $300 $400 $500 $600 2015 2016 2017 2018 2019 2020 APS PNW ($Millions) Debt Maturity Schedule 2015 Major Financing Activities • $250 million 5-year 2.20% APS senior unsecured notes issued in January 2015 • Currently expect up to an additional $325 million of new long-term debt, in addition to refinancing maturing debt – Refinanced $300 million APS long-term debt from 4.65% to 3.15%, due May 15, 2025 • In addition, there will be tax-exempt series remarketed or refinanced

Powering Growth, Delivering Value29 INVESTOR RELATIONS CONTACTS Paul J. Mountain, CFA Director, Investor Relations Telephone: (602) 250-4952 E-mail: paul.mountain@pinnaclewest.com Chalese Haraldsen Telephone: (602) 250-5643 E-mail: chalese.haraldsen@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Fax: (602) 250-2601 Visit us online at: www.pinnaclewest.com